State Farm Mutual Fund Trust Bond Fund	Summary Prospectus May 1, 2016

Ticker: BNSAX (Class A), BNSBX (Class B), SFBAX (Legacy Class A/Premier), SFBBX (Legacy Class B)

Before you invest, you may want to review the fund’s prospectus, annual report, semi-annual report and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, annual report, semi-annual report, statement of additional information and other information about the fund online at http://www.statefarm.com/mutual-funds/resources-tools/prospectus.asp. You can also get this information at no cost by calling 1-800-447-4930 or by sending an email request to mutualfunds@statefarm.com. The fund’s financial highlights included on pages 210-239 in the annual report dated December 31, 2015 are incorporated by reference into this summary prospectus. The current prospectus and statement of additional information, dated May 1, 2016, also are incorporated by reference into this summary prospectus.

Investment Objective:    The State Farm Bond Fund (the “Bond Fund” or the “Fund”) seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 within the State Farm Mutual Fund Trust. More information about these and other discounts is available from your financial professional and in the Reduced Sales Charge Options section on page 88 of the Fund’s prospectus.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Premier**	Legacy Class A***	Legacy Class B
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.00%	None	3.00%	3.00%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or cost at time of purchase)	None	3.00%	None	None	3.00%
Maximum account fee*	None	None	None	None	None

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.
**	Premier shares are available beginning May 23, 2016.
***	Legacy Class A shares are not available after May 22, 2016. On May 23, 2016, Legacy Class A shares held in accounts with a value greater than $100,000 will convert to Premier shares, and Legacy Class A shares held in accounts with a value less than $100,000 will convert to Class A shares. See the section of the Fund’s prospectus titled “Reduced Sales Charge Options and Share Class Options—Effective May 23, 2016” for more details.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Premier		Legacy Class A	Legacy Class B
Management fees	0.10%	0.10%	0.10%		0.10%	0.10%
Distribution [and/or Service] (12b-1) fees	0.25%	0.65%	0.25%		0.25%	0.65%
Other Expenses	0.30%	0.30%	0.20%		0.30%	0.30%
Total Annual Fund Operating Expenses	0.65%	1.05%	0.55	%(1)	0.65%	1.05%

(1)	Total Annual Fund Operating Expenses for Premier shares are based upon estimated amounts for the current fiscal year because Premier shares are not offered until May 23, 2016.

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class A	$364	$502	$651	$1,086
Class B	$407	$609	$779	$1,170
Premier	$355	$471	$598	$ 969
Legacy Class A	$364	$502	$651	$1,086
Legacy Class B	$407	$609	$779	$1,170

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You would pay the following expenses if you did not redeem your shares:

	After 1 year	After 3 years	After 5 years	After 10 years
Class B	$107	$334	$579	$1,170
Legacy Class B	$107	$334	$579	$1,170

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

The Bond Fund invests primarily in investment grade bonds issued by U.S. companies, U.S. government and agency obligations, and mortgage backed securities. Under normal circumstances, the Bond Fund invests at least 80% of its net assets plus any borrowings in investment grade bonds or in bonds that are not rated, but that State Farm Investment Management Corp. (“SFIMC” or the “Manager”) has determined to be of comparable quality. A bond is investment grade if Moody’s Investors Service, Inc. (“Moody’s”) or S&P has rated the bond in one of their respective four highest rating categories. Non-investment grade bonds are commonly referred to as “junk bonds.” The Bond Fund may invest in any of the following instruments:

•	Corporate Debt Securities: investment grade securities issued by corporations and to a limited extent (up to 20% of its assets), in lower rated securities

•	U.S. Government Debt Securities: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities

•	Foreign Government Debt Securities: investment grade securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars

•	Asset Backed and Mortgage Backed Securities: investment grade securities backed by mortgages, consumer loans and other assets

•

Other Issuer Debt Securities:    the Fund may invest up to 20% of its assets in non-investment grade debt securities and preferred stocks that are convertible into common stocks as well as nonconvertible preferred stocks or securities.

In making investment decisions on specific securities, the Manager looks for companies with one or more of the following characteristics:

•	Strong cash flow and a recurring revenue stream

•	A strong industry position

•	A strong financial position

•	Strong management with a clearly defined strategy

•	Capability to develop new or superior products or services

The Manager may sell individual securities for several reasons including: price target of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Management Risk.    The assessment by the Fund’s investment adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Interest Rate Risk and Call Risk.    The risk that the bonds the Fund holds may decline in value due to an increase in interest rates. All bonds, including those issued by the U.S. Government, are subject to interest rate risk. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including governmental policy, monetary policy, inflation expectations, perceptions of risk and supply and demand for bonds. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities.

Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

•

Prepayment and Extension Risk.    The risk that homeowners or consumers may alter the pace of repayment on their mortgage or consumer loans, which may affect the yield of mortgage-or asset-backed securities that are backed by such loans.

•

Credit Risk.    The risk that a bond issuer fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls. Corporate bonds are subject to greater credit risk than U.S. Government bonds.

•	Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

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•	Liquidity Risk. The investment adviser to the Fund may have difficulty selling securities the Fund holds at the time it would like to sell, and at the value the Fund has placed on those securities.

•	Income Risk. The risk that the income from the bonds the Fund holds will decline.

You may want to invest in the Fund if you are seeking higher potential returns than money market funds and are willing to accept the price volatility of bonds with longer maturities, want to diversify your investments, are seeking an income mutual fund for an asset allocation program or are retired or nearing retirement. You may not want to invest in the Fund if you are investing for maximum return over a long time horizon, want the greater growth potential of an investment in equity securities or require stability of your principal.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Legacy Class A shares. Sales charges or loads are not reflected in the bar chart, and if the amounts were included, the returns would be lower than indicated. The table compares the Fund’s average annual total returns, which reflect the deduction of the maximum sales charges or loads, for the periods listed to a measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 4.05%,

during the third quarter of 2011.

Worst quarter: -3.50%,

during the second quarter of 2013.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result. The after-tax returns are shown for Legacy Class A shares only, and the after-tax returns for Class A, Class B and Legacy Class B shares will vary.

Average Annual Total Returns

(For the periods ended December 31, 2015)*

Bond Fund	1 Year	5 Years	10 Years (or life of class, if less)
Legacy Class A Shares
• Return Before Taxes	-2.12%	2.24%	3.89%
• Return After Taxes on Distributions	-3.17%	1.14%	2.60%
• Return After Taxes on Distributions and Sale of Fund Shares	-1.12%	1.28%	2.51%
Legacy Class B Shares
• Return Before Taxes	-2.50%	2.08%	3.80%
Class A Shares (Inception Date May 1, 2006)
• Return Before Taxes	-2.21%	2.22%	4.17%
Class B Shares (Inception Date May 1, 2006)
• Return Before Taxes	-2.59%	2.06%	4.07%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes. Index return for Class A and Class B shares, since inception, computed from May 1, 2006 is 4.79%.)	0.55%	3.25%	4.52%

*	Average Annual Total Returns for Premier shares are not available as of December 31, 2015 because Premier shares are not available for sale until May 23, 2016.

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Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Portfolio Managers—

Name	Title	Length of Service (Years)
*Duncan Funk	Assistant Vice President—State Farm Investment Management Corp.; Investment Executive—State Farm Mutual Automobile Insurance Company	Since 2000

John Malito	Assistant Vice President—State Farm Investment Management Corp.; Investment Professional—State Farm Mutual Automobile Insurance Company	Since 2016

Lisa Rogers	Assistant Vice President—State Farm Investment Management Corp.; Investment Professional—State Farm Mutual Automobile Insurance Company	Since 2016

*	Mr. Duncan Funk will retire as portfolio manager to the Bond Fund on June 1, 2016.

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or automated clearing house (“ACH”) without an automatic investment plan (“AIP”)	$1,000 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$1,000 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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